Exhibit 10.18

                                 LOAN AGREEMENT

                                   between the

                             MICHIGAN STRATEGIC FUND

                                       and

                             OPEN PLAN SYSTEMS, INC.



                            Dated as of June 1, 2000

                                   Relating to
                              Variable Rate Demand
                        Limited Obligation Revenue Bonds
                        (Open Plan Systems, Inc. Project)
                                   Series 2000
                 in the aggregate principal amount of $2,500,000



 ==============================================================================


           CERTAIN RIGHTS OF THE ISSUER UNDER THIS AGREEMENT HAVE BEEN
         ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF
            FIRST-CITIZENS BANK & TRUST COMPANY, AS TRUSTEE UNDER AN
        INDENTURE OF TRUST, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AS
             AMENDED OR SUPPLEMENTED FROM TIME TO TIME. INFORMATION
           CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE
         TRUSTEE AT 100 EAST TRYON ROAD, MAIL DROP DAC61, RALEIGH, NORTH
              CAROLINA 27603, ATTENTION: CORPORATE TRUST DIVISION.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I - DEFINITIONS AND RULES OF CONSTRUCTION.................................................................1
         Section 1.1       Definitions............................................................................1
         Section 1.2       Rules of Construction..................................................................4

ARTICLE II - REPRESENTATIONS......................................................................................5
         Section 2.1       Representations by the Issuer..........................................................5
         Section 2.2       Representations by the Company.........................................................6
         Section 2.3       Company Representations and Covenants Regarding the
                            Internal Revenue Code.................................................................8

ARTICLE III - ACQUISITION OF THE PROJECT.........................................................................12
         Section 3.1       Agreement to Undertake and Complete the Project.......................................12
         Section 3.2       Disbursements from the Project Fund...................................................12
         Section 3.3       Establishment of Completion Date and Certificate as to Completion.....................13
         Section 3.4       Closeout of Project Fund; Disposition of Balance in Project Fund......................13
         Section 3.5       Company Required to Pay Costs in Event Project Fund Insufficient......................13
         Section 3.6       Company and Issuer Representatives and Successors.....................................14
         Section 3.7       Investment of Moneys in Funds.........................................................14
         Section 3.8       Plans and Specifications..............................................................15

ARTICLE IV - ISSUANCE OF THE BONDS...............................................................................15
         Section 4.1       Agreement to Issue the Bonds..........................................................15

ARTICLE V - LOAN; PAYMENT PROVISIONS.............................................................................15
         Section 5.1       Loan of Proceeds......................................................................16
         Section 5.2       Amounts Payable.......................................................................16
         Section 5.3       Unconditional Obligations.............................................................17
         Section 5.4       Prepayments...........................................................................17

ARTICLE VI - MAINTENANCE AND TAXES...............................................................................18
         Section 6.1       Company's Obligations to Maintain and Repair..........................................18
         Section 6.2       Taxes and Other Charges...............................................................18

ARTICLE VII - INSURANCE, EMINENT DOMAIN AND DAMAGE
                      AND DESTRUCTION............................................................................18
         Section 7.1       Insurance.............................................................................18
         Section 7.2       Provisions Respecting Eminent Domain..................................................18
         Section 7.3       Damage and Destruction................................................................18



                                                        -i-

ARTICLE VIII - SPECIAL COVENANTS.................................................................................19
         Section 8.1       Access to the Property and Inspection.................................................19
         Section 8.2       Financial Statements..................................................................19
         Section 8.3       Further Assurances and Corrective Instruments.........................................19
         Section 8.4       Recording and Filing; Other Instruments...............................................19
         Section 8.5       Exclusion from Gross Income for Federal Income Tax
                            Purposes of Interest on the Bonds....................................................20
         Section 8.6       Indemnity Against Claims..............................................................20
         Section 8.7       Issuer Fees and Expenses; Indemnification of the Issuer
                            and the Trustee......................................................................20
         Section 8.8       Compliance with Laws..................................................................22
         Section 8.9       Non-Arbitrage Covenant................................................................22
         Section 8.10      Notice of Determination of Taxability.................................................23
         Section 8.11      No Purchase of Bonds by Company or Issuer.............................................23
         Section 8.12      Maintenance of Corporate Existence....................................................23
         Section 8.13      Company Approval of Indenture.........................................................24
         Section 8.14      Duties and Obligations................................................................24
         Section 8.15      Notice of Certain Acquisitions of Control.............................................24

ARTICLE IX - ASSIGNMENT, LEASE AND SALE..........................................................................24
         Section 9.1       Restrictions on Transfer of Issuer's Rights...........................................24
         Section 9.2       Assignment by the Issuer..............................................................24
         Section 9.3       Assignment of Agreement by the Company or Lease
                            or Sale of Project...................................................................25
         Section 9.4       Assumption of Agreement by Purchaser of Project Upon Foreclosure......................25

ARTICLE X - EVENTS OF DEFAULT AND REMEDIES.......................................................................25
         Section 10.2      Remedies on Default...................................................................26
         Section 10.3      Application of Amounts Realized in Enforcement of Remedies............................27
         Section 10.4      No Remedy Exclusive...................................................................27
         Section 10.5      Agreement to Pay Attorneys' Fees and Expenses.........................................27
         Section 10.6      Issuer and Company to Give Notice of Default..........................................27

ARTICLE XI - PREPAYMENTS; PURCHASE OF BONDS......................................................................27
         Section 11.2      Mandatory Prepayment Upon a Determination of Taxability...............................28
         Section 11.3      Optional Purchase of Bonds............................................................28
         Section 11.4      Relative Priorities...................................................................29
         Section 11.5      Prepayment to Include Fees and Expenses...............................................29
         Section 11.6      Purchase of Bonds.....................................................................29

ARTICLE XII - MISCELLANEOUS......................................................................................30
         Section 12.1      Amounts Remaining in Funds............................................................30



                                      -ii-

         Section 12.2      No Implied Waiver.....................................................................30
         Section 12.3      Issuer Representative.................................................................30
         Section 12.4      Company Representative................................................................30
         Section 12.5      Notices...............................................................................30
         Section 12.6      Issuer, Members, Directors, Officers, Agents, Attorneys
                            and Employees of Issuer Not Liable...................................................30
         Section 12.7      No Liability of Issuer; No Charge Against Issuer's Credit.............................31
         Section 12.8      If Performance Date Not a Business Day................................................31
         Section 12.9      Binding Effect........................................................................31
         Section 12.10     Severability..........................................................................32
         Section 12.11     Amendments, Changes and Modifications.................................................32
         Section 12.12     Execution in Counterparts.............................................................32
         Section 12.13     Applicable Law........................................................................32

EXHIBIT A - DESCRIPTION OF THE PROJECT..........................................................................A-1

EXHIBIT B - REQUISITION AND CERTIFICATE.........................................................................B-1


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of June 1, 2000, is made and entered into by and between the MICHIGAN STRATEGIC FUND (the "Issuer"), a public body corporate and politic existing under the laws of the State of Michigan, and OPEN PLAN SYSTEMS, INC. (the Company"), a Virginia corporation;

                                               W I T N E S S E T H:

         A. The Issuer has been created pursuant to the provisions of the Michigan Strategic Fund Act, Act No. 270 of Public Acts of Michigan of 1984, as amended (the "Act"), with the power to make loans to pay for the costs of a "project" (as defined in the Act).

         B.       The   Company  has  applied  to  the  Issuer  for  a  loan  of
$2,500,000, to finance the costs of the Project (as hereinafter defined).

         C. The Issuer has determined that granting the loan requested by the Company will promote and serve the intended purposes of and in all respects will conform to the provisions and requirements of the Act.

         D. The Issuer and the Company desire to set forth the terms and conditions of the loan provided for hereunder.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows;

                                    ARTICLE I
                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.1 Definitions. In addition to the words and terms elsewhere defined in this Agreement, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned in the Indenture unless the context or use clearly indicates another or different meaning or intent:

         "Act" means Act No. 270, Public Acts of Michigan, 1984, as amended.

         "Acquisition",   when  used  with  reference  to  the  Project,   means
acquisition, construction, installation and equipping.

         "Agreement" means this Loan Agreement between the Issuer and the Company and any modifications, alterations and supplements hereto made in accordance with the provisions hereof and of the Indenture.

         "Bond Documents" means, collectively, the Bonds, this Agreement, the Indenture, the Credit Facility, the Credit Agreement, the Purchase Agreement, the Remarketing Agreement and the Official Statement.

         "Bond Proceeds" means the principal of the Bonds and any investment earnings thereon while on deposit in the Project Fund.

         "Capital Expenditures" means:

         (i) properly chargeable to the capital account of any person without regard to any rule of the Code which permits such expenditures to be treated as current expenses;

         (ii)     financed  from  sources  other than the proceeds of the Bonds;
         and

         (iii) which resulted in property used in connection with facilities located in the Municipality or located in any adjacent political subdivision and integrated with or contiguous to such facilities, the "principal user" of which is the Company or any other Principal User of the Project or any Related Person to the Company or such Principal User, except capital expenditures exempted under Section 144(a)(4)(c) of the Code.

         "Company Representative" means any one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Company by the President or any Vice President of the Company.

         "Completion Date" means, with respect to the Project, the date on which the Company Representative delivers a completion certificate to the Trustee pursuant to Section 3.3.

         "Cost(s) of the Project", "Cost" or "Costs" means all costs and allowances which the Issuer or the Company may properly pay or accrue for the Project and which, under generally accepted accounting principles, are chargeable to the capital account of the Project or could be so charged either with a proper election to capitalize such costs or, but for a proper election, to expense such costs, including (without limitation) the following costs:

                  (a) fees and expenses incurred in preparing the plans and specifications for the Project (including any preliminary study or planning or any aspect thereof); any labor, services, materials and supplies used or furnished in site improvement and construction; any equipment for the Project; and any acquisition necessary to provide utility services or other services, including trackage to provide the Project with public transportation facilities, roadways, parking lots, water supply, sewage and waste disposal facilities; and all real and tangible personal property deemed necessary by the Company and acquired in connection with the Project;

                  (b) fees for architectural, engineering, supervisory and consulting services;

                  (c) any fees and expenses incurred in connection with perfecting and protecting title to the Project and any fees and expenses incurred in connection with preparing, recording or filing such documents, instruments or financing statements as either the Company or the Issuer may deem desirable to perfect or protect the rights of the Issuer or the Trustee under the Bond Documents;

                  (d) any legal, accounting or financial advisory fees and expenses, including, without limitation, fees and expenses of Bond Counsel and counsel to the Issuer, the Company, the Credit Issuer, the Underwriter, the Remarketing Agent or the Trustee, any fees and expenses of the Issuer, Trustee, Remarketing Agent, Underwriter, Credit Issuer, Paying Agent or any rating agency, filing fees, and printing and engraving costs, incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of the Bond Documents and all other documents in connection with the authorization, issuance and sale of the Bonds;

                  (e) interest to accrue on the Bonds during construction of the Project;

                  (f) any administrative or other fees charged by the Issuer or reimbursement thereto of expenses in connection with the Project until the Completion Date; and

                  (g) any other costs and expenses relating to the Project which could constitute costs or expenses for which the Issuer may expend Bond proceeds under the Act.

         "Eminent Domain" means the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or by any settlement or compromise of such proceedings, or any voluntary conveyance of the Project or any part thereof during the pendency of, or as a result of a threat of, such proceedings.

         "Event of Default" shall have the meaning set forth in Section 10.1.

         "Indemnified Persons" means the Issuer and its members, officers, agents, employees and any other person acting for or on behalf of the Issuer.

         "Indenture" means the Indenture of Trust, dated as of June 1, 2000, between the Issuer and the Trustee as the same may be amended or supplemented from time to time as permitted thereby.

         "Inducement Date" means February 10, 2000, on which date a resolution of intent or inducement to assist in the financing of the Project was adopted by the Issuer.

         "Issuance Costs" means items of expense payable or reimbursable directly or indirectly by the Issuer and related to the authorization, sale and issuance of the Bonds and authorization and execution of the Agreement, which items of expense shall include, but not be limited to, the Issuer's fee, application fees and expenses, publication costs, printing costs, costs of reproducing documents, filing and recording fees, Bond Counsel and Counsel fees, initial Trustee's fees, underwriter's fees, fees and charges for execution, transportation and safekeeping of the Bonds and related documents, and other costs, charges and fees in connection with the foregoing.

         "Issuer Representative" means any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by its Authorized Officer.

         "Municipality" means the Charter Township of Delta, Eaton County, Michigan.

         "Net Proceeds", when used with respect to any proceeds of insurance or proceeds resulting from Eminent Domain, means the gross proceeds therefrom less all expenses (including attorneys' fees) incurred in realization thereof.

         "Official Statement" means the Preliminary Official Statement and the final Official Statement prepared and used in connection with the initial sale of the Bonds on the Issue Date.

         "Plans and Specifications" means the plans and specifications used in the Acquisition of the Project, as the same may be revised from time to time by the Company in accordance with Section 3.8.

         "Principal User" means a principal user of the Project as such term is used in Section 144(a) of the Code.

         "Project" means, collectively, the property described in Exhibit A hereto, as the same may at any time exist.

         "Related Person", with reference to any Substantial User, means a "related person" within the meaning of Section 147(a) of the Code, and, with reference to any Principal User, means a "related person" within the meaning of
Section 144(a)(3) of the Code.

         "Remarketing Agreement" means the Remarketing and Interest Services Agreement, dated as of June 1, 2000, between the Company and the Remarketing Agent.

         "Substantial User" means, with respect to any "facilities" (as the term "facilities" is used in Section 147(a) of the Code), a "substantial user" of such "facilities" within the meaning of Section 147(a) of the Code.

         Section 1.2 Rules of Construction. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of this
Agreement:

         (a) Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Indenture.

         (b) Words importing the singular number shall include the plural number and vice versa.

         (c) The table of contents, captions and headings herein are solely for convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

         (d) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

         (e) All references in this Agreement to particular Articles or Sections are references to Articles and Sections of this Agreement, unless otherwise indicated.

                                   ARTICLE II
                                 REPRESENTATIONS

         Section 2.1 Representations by the Issuer. The Issuer represents and warrants as follows:

         (a) The Issuer is a public body corporate and politic and is authorized by the Act to execute and to enter into this Agreement and to undertake the transactions contemplated herein and to carry out its obligations hereunder.

         (b) The Issuer has all requisite power, authority and legal right to execute and deliver the Bond Documents to which it is a party and all other instruments and documents to be executed and delivered by the Issuer pursuant thereto, to perform and observe the provisions thereof and to carry out the transactions contemplated by the Bond Documents. All corporate action on the part of the Issuer which is required for the execution, delivery, performance and observance by the Issuer of the Bond Documents has been duly authorized and effectively taken, and such execution, delivery, performance and observation by the Issuer do not contravene applicable law or any contractual restriction binding on or affecting the Issuer.

         (c) The Issuer has duly approved the issuance of the Bonds and the loan of the proceeds thereof to the Company for the acquisition, construction and equipping of the Project; no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required as a condition to the performance by the Issuer of its obligations under any Bond Documents.

         (d) This Agreement is, and each other Bond Document to which the Issuer is a party when delivered will be, legal, valid and binding special obligations of the Issuer enforceable against the Issuer in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         (e) There is no default of the Issuer in the payment of the principal of or interest on any of its indebtedness for borrowed money or under any instrument or instruments or agreements under and subject to which any indebtedness for borrowed money has been incurred which does or could affect the validity and enforceability of the Bond Documents or the ability of the Issuer to perform its obligations thereunder, and no event has occurred and is continuing under the provisions of any such instrument or agreement which constitutes or, with the lapse of time or the giving of notice, or both, would constitute such a default.

         (f) With respect to the Bonds, there are no other obligations of the Issuer that have been, are being or will be (i) sold at substantially the same time, (ii) sold pursuant to the same plan of financing, and (iii) reasonably expected to be paid from substantially the same source of funds.

         (g) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending, or, to the best knowledge of the Issuer, threatened against or affecting the Issuer wherein an unfavorable decision, ruling or finding would adversely affect (i) the transactions contemplated by, or the validity or enforceability of, the Bonds, the Indenture or this Agreement or (ii) the tax-exempt status of interest on the Bonds.

         (h) In connection with the authorization, issuance and sale of the Bonds, the Issuer has complied with all provisions of the Constitution and laws of the State, including the Act.

         (i) The Issuer has not assigned or pledged and will not assign or pledge its interest in this Agreement for any purpose other than to secure the Bonds under the Indenture. The Bonds constitute the only bonds or other obligations of the Issuer in any manner payable from the revenues to be derived from this Agreement, and except for the Bonds, no bonds or other obligations have been or will be issued on the basis of this Agreement.

         (j) The Issuer is not in default under any of the provisions of the laws of the State, where any such default would affect the issuance, validity or enforceability of the Bonds or the transactions contemplated by this Agreement or the Indenture.

         Section 2.2 Representations by the Company. The Company represents and warrants as follows:

         (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Virginia, is in good standing under the laws of the State, and has corporate and other legal power and authority to enter into and to perform the agreements and covenants on its part contained in the Bond Documents to which it is a party, and has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party and has duly approved the Bond Documents.

         (b) The execution and delivery by the Company of the Bond Documents to which it is a party and the performance by the Company of its obligations thereunder (i) do not violate provisions of statutory laws or regulations applicable to the Company, (ii) do not violate its articles of incorporation or bylaws, (iii) do not breach or result in a default under any other agreement to which it is a party, and (iv) do not violate the terms of any judicial or administrative judgment, order, decree or arbitral decision that names the Company and is specifically directed to it or its properties.

         (c) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending, or, to the best knowledge of the Company, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding would adversely affect (i) the transactions contemplated by, or the validity or enforceability of, the Bond Documents or (ii) the tax-exempt status of interest on the Bonds.

         (d) No further authorizations, consents or approvals of governmental bodies or agencies are required in connection with the execution and delivery by the Company of this Agreement or the other Bond Documents to which the Company is a party or in connection with the carrying out by the Company of its obligations under this Agreement or the other Bond Documents to which the Company is a party.

         (e) The financing of the Project as provided under this Agreement, and commitments therefor made by the Issuer have induced the Company to expand or locate its operations in the jurisdiction of the Issuer.

         (f) The Company anticipates that upon completion of the Project, the Company will operate the Project as a "project" within the meaning of the Act until the Bonds have been paid in full. No portion of the Project will be devoted to housing.

         (g) The Project is of the type authorized and permitted by the Act, and the Project is substantially the same in all material respects to that described in the notice of public hearing published in The Detroit News/Free Press on May 23, 2000 and in the Lansing State Journal on May 23, 2000.

         (h) The Project will be acquired, constructed and installed and will be operated by the Company in such manner as to conform with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction over the Project.

         (i) The Company will cause all of the proceeds of the Bonds to be applied solely to the payment of Costs of the Project.

         (j) The Company has taken no action, and has not omitted to take any action, which action or omission to take action would in any way affect or impair the excludability of interest on the Bonds from gross income of the Holders thereof for federal income tax purposes.

         (k) The Company presently in good faith estimates the Cost of the Project to equal or exceed the original principal amount of the Bonds.

         (l)      The Project will be located wholly within the Municipality.

         (m) The financing of the Project will result in the creation of approximately 10 new full-time job positions and will not result in the transfer of employment of more than 20 full-time employees from another municipality of the State to the Municipality, other than from such municipalities as have received written notification of the Project and the Bonds from the Issuer pursuant to the Act.

         Section 2.3 Company Representations and Covenants Regarding the Internal Revenue Code. The Company makes the following additional representations and warranties for the benefit and reliance of the Issuer, the Trustee and the Credit Issuer:

         (a) None of the proceeds of the Bonds shall be applied to any costs of the acquisition, construction or equipping of the Project which were paid or incurred (within the meaning of Section 103 of the Code) prior to December 12, 1999 (i.e., 60 days prior to the Inducement Date).

         (b) No director or officer of the Issuer has any interest of any kind in the Company which would result, as a result of the issuance of the Bonds, in a substantial financial benefit to such persons other than as a member of the general public of the State.

         (c) There are no outstanding bonds as described in Section 144(a)(2) of the Code that have been issued by any state, political subdivision, district, public body, agency, authority, commission or instrumentality, the proceeds of which have been or will be used with respect to facilities located within the Municipality, the Principal User of which is the Company or any other Principal User of the Project or any Related Person, as defined in Section 144(a)(3) of the Code, to the Company or such Principal User of the Project.

         (d) All reimbursements to the Company for Project Costs from proceeds of the Bonds shall be made in compliance with Treasury Regulation ss. 1.150-2 (the "Reimbursement Regulations").

         (e) All property which is to be financed by the net proceeds of the Bonds is to be owned by the Company.

         (f) The amount of Issuance Costs financed from the proceeds of the sale of the Bonds shall not exceed 2% of the proceeds of the Bonds.

         (g) The Company shall complete the Project as required by the Act as promptly as practicable, and shall cause to be paid all costs of the Project in excess of the moneys available therefor in the Project Fund.

         (h) The Company expects to complete the acquisition, construction and installation of the Project within three years after the date of issuance of the Bonds.

         (i) There are no other bonds described in Section 144(a) of the Code which have been issued, or are contemplated to be issued, pursuant to
Section 144(a) of the Code (or its predecessor provision), for the benefit of the Company, any Principal User, or any Related Person to the Company or a Principal User and which (i) were or are to be sold within 15 days of the sale and delivery of the Bonds; (ii) were or are to be sold pursuant to a common plan of marketing as the marketing plan for the Bonds; and (iii) are payable directly or indirectly by the Company or from the source from which the Bonds are payable.

         (j) Not less than 95% of the net proceeds of the Bonds (including investment proceeds) will be expended for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 144(a)(1) of the Code, and all of the proceeds of the Bonds will be used to pay costs as permitted by the Act.

         (k) The information furnished by the Company and used by the Issuer in preparing the IRS Form 8038, Information Return for Tax-Exempt Private Activity Bond Issues, to be filed by or on behalf of the Issuer with the Internal Revenue Service in Ogden, Utah pursuant to Section 149(e) of the Code, was true and complete as of the date of completion of said Form 8038.

         (l) The average maturity of the Bonds does not exceed 120% of the average reasonably expected economic life of the components compromising the Project, as determined pursuant to Section 147(b) of the Code.

         (m) No more than 25% of the net proceeds of the Bonds will be used to provide a facility the primary purpose of which is retail food and beverage services, automobile sales or service, or the provision of recreation or entertainment. No portion of the proceeds of the Bonds will be used to provide any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling, store the principal business of which is the sale of alcoholic beverages for off premises consumption or residential real property for family units.

         (n) Less than 25% of the net proceeds of the Bonds will be used to acquire land. No portion of the proceeds of the Bonds will be used to acquire land (or an interest therein) to be used for farming purposes.

         (o) Rehabilitation expenditures (within the meaning of Section 147(d) of the Code) made by the Company prior to the second anniversary date of the Issue Date, with respect to any property purchased with a portion of the net proceeds of the Bonds and the first use of which was prior to such acquisition, will exceed 15% of the cost of acquiring such property financed with such net proceeds.

         (p) The sum of the authorized face amount of the Bonds allocable to each test- period beneficiary (as defined in Section 144(a)(10)(D) of the Code) plus the respective aggregate face amount of all tax-exempt facility related bonds presently outstanding which are allocable to each such test-period beneficiary does not exceed $40,000,000. During a three (3) year period commencing on the later of the date of the issuance of the Bonds or the date the Project facilities are placed in service, the Company shall not sell a portion of the Project or lease or allow the sublease of a portion of the Project to any Principal User who, together with Related Persons to such Principal User, would cause the $40,000,000 limitation of Section 144(a)(10) of the Code to be exceeded.

         (q) The Project does not consist of a portion of a single building, enclosed shopping mall or strip of offices, stores or warehouses using substantial common facilities with any other portion or portions of such property (of which the Project is a part) and where any such other portions are or will be financed with qualified bonds the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code.

         (r) The payment of principal or interest with respect to the Bonds is not guaranteed in whole or in part by the United States or any agency or instrumentality thereof. The Bonds are not issued as part of an issue, a significant portion of the proceeds of which are to be used in making loans, the payment of principal or interest with respect to which are to be guaranteed in whole or in part by the United States or any agency or instrumentality thereof, or invested directly or indirectly in federally insured deposits or accounts. The payment of principal or interest on the Bonds is not otherwise indirectly guaranteed in whole or in part by the United States or any agency or instrumentality thereof within the meaning of Section 149(b) of the Code.

         (s) The Company will comply with the provisions of Section 148 of the Code. The Company covenants, for the benefit of itself, the Issuer and the owners from time to time of the Bonds, that it will not cause or permit any proceeds of the Bonds to be invested in a manner contrary to the provisions of
Section 148 of the Code, and that it will assume compliance with such provisions on behalf of the Issuer (including, without limitation, performing required calculations, the keeping of proper records and the timely payment to the Department of the Treasury of the United States, in the name of the Issuer, of all amounts required to be so paid by Section 148 of the Code).

         (t) No event has occurred and no condition exists with respect to the Company that would constitute an "Event of Default" under this Agreement or that, with the lapse of time or the giving of notice or both, would become an "Event of Default" under this Agreement.

         (u) At least 95% of the net proceeds of the Bonds will be used to finance a "manufacturing facility" within the meaning of Section 144(a)(12)(C) of the Code, and no more than 25% of the net proceeds of the Bonds will be used to finance facilities that are "directly related and ancillary" thereto within the meaning of Section 144(a)(12)(C) of the Code. For this purpose, the term "manufacturing facility" means any facility which is used in the manufacturing or production of tangible personal property (including the processing resulting in a change in the condition of such property). Manufacturing facilities do not include an office unless such office is located on the premises of the manufacturing facility and not more than a de minimus (5%) portion of the functions to be performed at such office is not directly related to the day-to-day operations at such facility. Manufacturing facilities do not include storage facilities for raw materials, work in process, finished goods or other materials unless such storage facilities are located on the premises of the manufacturing facility and are directly related to a manufacturing activity conducted at such facility as opposed to a warehousing, distributing, wholesaling, retailing or other non-manufacturing activity. The Company expects to use or cause the Project to be used for manufacturing purposes for the term the Bonds will be outstanding.

         (v)      No   proceeds   of  the  Bonds  will  be   allocated   to  the
reimbursement   of  an  expenditure   for  costs  of  the  Project  unless  such
reimbursement allocation is made not later than 18 months after the later of:

                  1.       the date the original expenditure is paid; or

                  2.       the  date  the   project  is  placed  in  service  or
                           abandoned, but in no event more than 3 years after the original expenditure is paid.

         (w) No person that was a Substantial User of the Project facility at any time during the 5-year period before the Issue Date or any Related Person to that user (i) will receive (directly or indirectly) 5 percent or more of the proceeds of the Bonds for such person's interest in the Project facility, and
(ii) will be a Substantial User of the Project facility at any time during the 5-year period after the Issue Date (unless such person was not a Substantial User of the Project facility or Related Person to that user more than 60 days before the date on which the Issuer adopted its inducement resolution).

         (x) The Company will not permit the sum of (i) the face amount of the Bonds, plus (ii) the aggregate face amount of any prior small issue tax-exempt bonds outstanding as of the Issue Date the proceeds of which were used to finance facilities in the Municipality and the "principal user" of which is the Company or any Principal User of the Project or any Related Person to the Company or such Principal User, plus (iii) Capital Expenditures made during the period of 6 years beginning 3 years prior to the issuance of the Bonds and extending 3 years thereafter, to exceed $10,000,000.

         (y)      The Bonds will not be hedge bonds, or in other words:

                  (a) at least 85% of the spendable proceeds of the issue will be used to carry out the governmental purposes of the issue within the 3 year period beginning on the date the Bonds are issued, and

                  (b) not more than 50% of the proceeds of the issue will be invested in nonpurpose investments having a substantially guaranteed yield for 4 years or more or the other requirements of ss.149(g) of the Code are met.

         (z) The Company will use straight line depreciation for federal tax purposes for any part of the Project financed with the proceeds of the Bonds in accordance with applicable provisions of Section 168 of the Code.

                                   ARTICLE III
                           ACQUISITION OF THE PROJECT

         Section 3.1 Agreement to Undertake and Complete the Project. The Company covenants and agrees to undertake and complete the Acquisition of the Project. Upon written request of the Issuer or the Trustee, the Company agrees to make available to the Issuer and the Trustee (for review and copying) all the then current Plans and Specifications for the Project.

         The Company agrees to cause the Project to be completed as soon as may be practicable and to cause all proceeds of the Bonds, including investment earnings, to be expended no later than three years from the Issue Date. For Costs of the Project incurred prior to receipt by the Issuer of the proceeds of the Bonds, the Company agrees to advance all funds necessary for such purpose. Such advances may be reimbursed from the Project Fund to the extent permitted by
Section 3.2.

         The Company shall obtain or cause to be obtained all necessary permits and approvals for the acquisition, operation and maintenance of the Project.

         Section 3.2 Disbursements from the Project Fund. In the Indenture, the Issuer has authorized and directed the Trustee to use the moneys in the Project Fund for payment or reimbursement to the Company of the Costs of the Project.

         Each payment for a Cost of the Project shall be made only upon the receipt by the Trustee and, upon written request therefor, the Issuer of a requisition and certificate, substantially in the form attached hereto as Exhibit B and signed by the Company Representative and approved by the Credit Issuer.

         The Company agrees that it will not request any disbursement which, if paid, would result in (i) less than substantially all (at least ninety-five percent (95%)) of the proceeds of the Bonds being used to provide land or property subject to the allowance for depreciation under Section 167 of the Code, constituting the Project, (ii) less than all of the proceeds of the Bonds being used to provide the Project under the Act, or (iii) the inclusion of the interest on any of the Bonds in the gross income of any Holder for purposes of federal income taxation (as long as such Holder is not a "related person" or a "substantial user" of the Project as such terms are used in Section 144 of the Code).

         Interest on the Bonds and all legal, consulting and issuance expenses shall be set forth separately in any requisition and certificate requesting payment therefor. Such requisitions and certificates shall be consecutively numbered. Upon request, the Company shall furnish the Issuer or the Trustee with copies of invoices or other appropriate documentation supporting payments or reimbursements requested pursuant to this Section 3.2. The Issuer and the Trustee may rely conclusively upon any statement made in any such requisition and certificate.

         Section 3.3 Establishment of Completion Date and Certificate as to Completion. The Completion Date shall be the date on which the Company Representative signs and delivers to the Trustee a certificate stating that, except for amounts retained by the Trustee for Costs of the Project not then due and payable, or the liability for which the Company is, in good faith, contesting or disputing, (a) the Project has been completed to the satisfaction of the Company, and all labor, services, materials and supplies used in such Acquisition have been paid for, and (b) the Project is suitable and sufficient for the efficient operation as a "project" (as defined in the Act).

         Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

         Section 3.4 Closeout of Project Fund; Disposition of Balance in Project Fund. All moneys and any unliquidated investments remaining in the Project Fund on the Completion Date and after payment in full of the Costs of the Project (except for costs not then due and payable, or disputed amounts, for the payment of which the Trustee shall have retained amounts as hereinafter provided) shall, as soon as practicable after the Completion Date, and no later than ninety days thereafter, at the direction of the Company, be delivered to the Trustee for deposit in the Surplus Fund. The Trustee shall, at the direction of the Company Representative, retain moneys in the Project Fund for payment of Costs of the Project not then due and payable or which are disputed. Any balance of such retained funds remaining after full payment of such Costs of the Project shall at the direction of the Company be transferred from the Project Fund to the Surplus Fund to be applied to the redemption of Bonds in accordance with the terms of the Indenture.

         Section 3.5 Company Required to Pay Costs in Event Project Fund Insufficient. If the moneys in the Project Fund available for payment of the Costs of the Project should not be sufficient to make such payments in full, the Company agrees to pay directly (or to deposit moneys in the Project Fund for the payment of) such costs of completing the Project as may be in excess of the moneys available therefor in the Project Fund. THE ISSUER DOES NOT MAKE ANY WARRANTY OR REPRESENTATION (EITHER EXPRESS OR IMPLIED) THAT THE MONEYS DEPOSITED INTO THE PROJECT FUND AND AVAILABLE FOR PAYMENT OF THE COSTS OF THE PROJECT, UNDER THE PROVISIONS OF THIS AGREEMENT, WILL

BE SUFFICIENT TO PAY ALL OF THE COSTS OF THE PROJECT. If, after exhausting the moneys in the Project Fund for any reason (including, without limitation, losses on investments made by the Trustee under the Indenture), the Company pays, or deposits moneys in the Project Fund for the payment of, any portion of the Costs of the Project pursuant to the provisions of this Section 3.5, the Company shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee, nor shall it be entitled to any diminution of the amounts payable under
Section 5.2.

         Section 3.6 Company and Issuer Representatives and Successors. At or prior to the initial sale of the Bonds, the Company and the Issuer shall appoint a Company Representative and an Issuer Representative, respectively, for the purpose of taking all actions and delivering all certificates required to be taken and delivered by the Company Representative and the Issuer Representative under the provisions of this Agreement. The Company and the Issuer, respectively, may appoint alternate Company Representatives and alternate Issuer Representatives to take any such action or make any such certificate if the same is not taken or made by the Company Representative or the Issuer Representative. In the event any of such persons, or any successor appointed pursuant to the provisions of this Section 3.6, should resign or become unavailable or unable to take any action or deliver any certificate provided for in this Agreement, another Company Representative or alternate Company Representative, or another Issuer Representative or alternate Issuer Representative, shall thereupon be appointed by the Company or the Issuer, respectively. If the Company or the Issuer fails to make such designation within ten (10) days following the date when the then incumbent Company Representative or Issuer Representative resigns or becomes unavailable or unable to take any such actions, the President or any Vice President of the Company, or any Authorized Officer of the Issuer, shall serve as the Company Representative or the Issuer Representative, respectively.

         Whenever the provisions of this Agreement require the Company's approval or require the Issuer or the Trustee to take some action at the request or direction of the Company, the Company Representative shall make such approval or such request or direction in writing unless otherwise specified in this Agreement. Any action so taken with the written approval of or at the written direction of the Company Representative shall be binding upon the Company.

         Section 3.7 Investment of Moneys in Funds. The Trustee may invest or reinvest any moneys held pursuant to the Indenture to the extent permitted by
Section 4.7 of the Indenture and by law (but subject to the provisions of Section 8.9(a) hereof), in Permitted Investments, as defined in the Indenture, as directed by a Company Representative.

         Any such securities may be purchased at the offering or market price thereof at the time of such purchase.

         The Trustee may make any and all such investments through its own bond department or trust investments department. Any interest accruing on or profit realized from the investment of any moneys held as part of the Project Fund shall be credited to the Project Fund, and any loss resulting from such investment shall be charged to the Project Fund. Any interest accruing on or profit realized from the investment of any moneys held as a part of the Bond Fund shall be credited to the

Bond Fund, and any loss resulting from such investment shall be charged to the Bond Fund. Neither the Issuer nor the Trustee shall be liable for any loss resulting from any such investments, provided the Trustee has performed its respective obligations under Section 4.7 of the Indenture in accordance with
Section 7.1(b) of the Indenture. For the purposes of this Section 3.7, any interest-bearing deposits, including certificates of deposit, issued by or on deposit with the Trustee shall be deemed to be investments and not deposits.

         Section 3.8 Plans and Specifications. The Company shall maintain a set of Plans and Specifications at the Project which shall be available to the Issuer and the Trustee for inspection and examination during the Company's regular business hours. The Issuer, the Trustee and the Company agree that the Company may supplement, amend and add to the Plans and Specifications, and that the Company shall be authorized to omit or make substitutions for components of the Project, without the approval of the Issuer and the Trustee, provided that no such change shall be made which, after giving effect to such change, would cause any of the representations and warranties set forth in Section 2.2 hereof to be false or misleading in any material respect, or would result in a violation of the covenant set forth in Section 8.5. If any such change would render materially incorrect or inaccurate the description of the initial components of the Project as set forth in Exhibit A to this Agreement, the Company shall deliver to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such change will not cause the interest on the Bonds to be includable in the gross income of the owners thereof for federal income tax purposes, and thereafter, the Company and the Issuer shall amend such Exhibit A to reflect such change. No approvals of the Issuer and the Trustee shall be required for the Acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.

                                   ARTICLE IV
                              ISSUANCE OF THE BONDS

         Section 4.1 Agreement to Issue the Bonds. To provide funds for the Acquisition of the Project, the Issuer agrees that it will sell, issue and deliver the Bonds in the aggregate principal amount of $2,500,000 to the initial purchasers thereof and will cause the proceeds of the Bonds to be applied as provided in Section 4.5 of the Indenture.

         Section 4.2 No Third-Party Beneficiary. It is specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of any part of this Agreement to establish in favor of the public or any member thereof, other than as expressly provided herein or as contemplated in the Indenture, the rights of a third-party beneficiary hereunder, or to authorize anyone not a party to this Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Agreement. The duties, obligations and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.

                                    ARTICLE V
                            LOAN; PAYMENT PROVISIONS

         Section 5.1 Loan of Proceeds. The Issuer agrees, upon the terms and conditions contained in this Agreement and the Indenture, to lend to the Company the proceeds received by the Issuer from the sale of the Bonds. The loan shall be made by depositing the accrued interest, if any, from the initial sale of the Bonds into the Bond Fund and the remainder of said proceeds in the Project Fund in accordance with Section 4.5 of the Indenture. Such proceeds shall be disbursed to or on behalf of the Company as provided in Section 3.2.

         Section 5.2 Amounts Payable. The Company hereby agrees to repay the loan made pursuant to this Agreement by making the following payments:

         (a) The Company shall pay or cause to be paid to the Trustee in immediately available funds for the account of the Issuer for deposit into the Bond Fund on or before any Interest Payment Date for the Bonds or any other date that any payment of interest, premium, if any, or principal is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, a sum which, together with any Eligible Funds available for such payment in the Bond Fund, will enable the Trustee to pay the amount payable on such date as principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Credit Issuer under the Credit Facility.

         It is understood and agreed that all payments payable by the Company under this subsection are assigned by the Issuer to the Trustee for the benefit of the Holders. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Trustee at the principal corporate trust office of the Trustee all payments payable by the Company pursuant to this subsection.

         (b) The Company will also pay the reasonable fees and expenses of the Issuer, the Trustee, the Paying Agent, the Underwriter, the Remarketing Agent and the Registrar under the Indenture and all other amounts which may be payable to the Trustee, Paying Agent or Registrar under Section 7.2 of the Indenture, and the reasonable fees and expenses of the Remarketing Agent, such fees and expenses to be paid when due and payable by the Company directly to the Issuer, Trustee, Paying Agent, Registrar and Remarketing Agent, respectively, for their own account.

         (c) The Company will also pay when due and payable the reasonable fees and expenses of the Issuer related to the issuance of the Bonds, including without limitation, attorneys' fees and expenses.

         (d) The Company covenants, for the benefit of the Holders, to pay or cause to be paid, to the Remarketing Agent, such amounts as shall be necessary to enable the Remarketing Agent to pay the Purchase Price of Bonds delivered to it for purchase, all as more particularly described in

Section 2.6 of the Indenture; provided, however, that the obligation of the Company to make any such payment under this Section 5.2(d) shall be reduced by the amount of moneys available for such payment described in Section 2.6(g)(i) of the Indenture; and provided, further, that the obligation of the Company to make any payment under this Section 5.2(d) shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Credit Issuer under the Credit Facility.

         (e) In the event the Company shall fail to make any of the payments required in this Section 5.2, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid.

         Section 5.3 Unconditional Obligations. The obligation of the Company to make the payments required by Section 5.2 shall be absolute and unconditional. The Company shall pay all such amounts without abatement, diminution or deduction (whether for taxes or otherwise) regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Company may have or assert against the Issuer, the Trustee or any other Person.

         Section 5.4 Prepayments. The Company may prepay all or any part of the amounts required to be paid by it under Section 5.2, at the times and in the amounts provided in Article XI for redemption of the Bonds, and in the case of mandatory redemptions of the Bonds, the Company shall cause to be furnished to the Issuer such amounts on or prior to the applicable redemption dates. Prepayment of amounts due hereunder pursuant to this Section 5.4 shall be deposited in the Bond Fund.

         Section 5.5 Credits Against Payments. To the extent that principal of, Purchase Price, premium, if any, or interest on the Bonds shall be paid with moneys available under the Credit Facility, from remarketing proceeds (with respect to Purchase Price) or other sources available under the Indenture, the obligation of the Company to make payments required by Section 5.2 shall be satisfied and discharged to the extent of the principal of, Purchase Price, premium, if any, or interest on the Bonds so paid. If the principal of and premium, if any, and interest on the Bonds shall have been paid sufficiently that payment of the Bonds shall have occurred in accordance with Article V of the Indenture, then the obligations of the Company pursuant to Section 5.2, ipso facto, shall be deemed to have been paid in full, and the Company's obligations under Section 5.2 and this Agreement shall be discharged.

         Section 5.6 Credit Facility and Alternate Credit Facility. The Company shall provide for the payment of amounts payable pursuant to Section 5.2(a) and
(d) herein, by the delivery to the Trustee on the Issue Date of the Original Credit Facility. The Company shall be entitled to terminate the Credit Facility as provided therein and in the Indenture and shall be entitled to provide an Alternate Credit Facility under certain circumstances as provided in the Indenture.

         Section 5.7 Interest Rate Determination Method. The Company is hereby granted the right to designate from time to time changes in the Interest Rate Determination Method (as defined in the Indenture) in the manner and to the extent set forth in Section 2.4 of the Indenture.

                                   ARTICLE VI
                              MAINTENANCE AND TAXES

         Section 6.1 Company's Obligations to Maintain and Repair. The Company agrees that during the term of this Agreement it will keep and maintain the Project in good condition, repair and working order, ordinary wear and tear excepted, at its own cost, and will make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereto.

         Section 6.2 Taxes and Other Charges. The Company will promptly pay and discharge or cause to be promptly paid and discharged, as the same become due, all taxes, assessments, governmental charges or levies and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project imposed upon it or in respect of the Project before the same shall become in default, as well as all lawful claims which, if unpaid, might become a lien or charge upon such property and assets or any part thereof, except such that are contested in good faith by the Company for which the Company has maintained adequate reserves satisfactory to the Credit Issuer, or in the absence of any Credit Issuer, satisfactory to the Issuer and the Trustee.

                                   ARTICLE VII
              INSURANCE, EMINENT DOMAIN AND DAMAGE AND DESTRUCTION

         Section 7.1 Insurance. The Company will during the term of this Agreement and at all times while any Bonds are outstanding continuously insure the Project against such risks as are customarily insured against by businesses of like size and type, paying as the same become due all premiums in respect thereof. In addition the Company shall comply, or cause compliance, with applicable worker's compensation laws of the State.

         Section 7.2 Provisions Respecting Eminent Domain. In case of a taking or proposed taking of all or any part of the Project or any right therein by Eminent Domain, the party upon which notice of such taking is served shall give prompt written notice to the other and to the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceedings or negotiations.

         Section 7.3 Damage and Destruction. If at any time while any of the Bonds are Outstanding, the Project, or any portion thereof, shall be damaged or destroyed by fire, flood, windstorm or other casualty, or title to, or the temporary use of, the Project, or any portion thereof, shall have been taken by the power of Eminent Domain, the Company (unless it shall have exercised its option to prepay all of the Bonds) shall cause the Net Proceeds from insurance or condemnation or an amount equal thereto to be used for the repair, reconstruction, restoration or improvement of the Project. In case of any damage to or destruction of all or any part of the Project exceeding $50,000, the Company shall give prompt written notice thereof to the Issuer and the Trustee. Notwithstanding the above, so long as the Credit Facility is outstanding, the Company shall comply with the terms of the Credit Agreement related to the use of insurance or condemnation proceeds.

                                  ARTICLE VIII
                                SPECIAL COVENANTS

         Section 8.1 Access to the Property and Inspection. The Issuer and the Trustee, and their respective agents and employees, shall have the right, at all reasonable times during normal business hours of the Company upon the furnishing of reasonable notice to the Company under the circumstances, to enter upon and examine and inspect the Project and to examine and copy the books and records of the Company insofar as such books and records relate to the Project or the Bond Documents.

         Section 8.2 Financial Statements. The Company shall, upon request, deliver to the Trustee and the Issuer as soon as practicable and in any event within 120 days after the end of each fiscal year of the Company, the financial reports of the Company for such fiscal year.

         Section 8.3 Further Assurances and Corrective Instruments.

         (a) Subject to the provisions of the Indenture, the Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Agreement.

         (b) The Company shall cause this Agreement and all necessary UCC financing statements (including continuation statements) to be recorded and filed in such manner and in such places as may be required by law to fully preserve and protect the security of the Holders and the rights of the Trustee and to perfect the security interest created by the Indenture.

         Section 8.4 Recording and Filing; Other Instruments.

         (a) The Company covenants that it will cause continuation statements to be filed as required by law in order fully to preserve and to protect the rights of the Trustee or the Issuer in the assignment of certain rights of the Issuer under this Agreement and otherwise under the Indenture.

         (b) The Company and the Issuer shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary or advisable in order to enable the Company to fulfill its obligations as provided in Section 8.4(a). The Company shall file and re-file and record and re-record or shall cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded and shall continue or cause to be continued the liens of such instruments for so long as any of the Bonds shall be Outstanding.

         Section 8.5 Exclusion from Gross Income for Federal Income Tax Purposes of Interest on the Bonds. The Company covenants and agrees that it has not taken and will not take or cause to be taken, and has not omitted and will not omit or cause to be omitted, any action which will result in interest paid on the Bonds being included in gross income of the Holders of the Bonds for the purposes of federal income taxation.

         The Company covenants and agrees that it will take or cause to be taken all required actions necessary to preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds; and the Issuer covenants and agrees that it will take or cause to be taken all required actions to preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds.

         Section 8.6 Indemnity Against Claims. The Company will pay and discharge and will indemnify and hold harmless the Issuer and the Trustee, and their respective officers, employees and agents, from any taxes, assessments, impositions and other charges in respect of the Project. If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer or the Trustee, as the case may be, will give prompt written notice to the Company; provided, however, that the failure to provide such notice will not relieve the Company of the Company's obligations and liability under this
Section 8.6 and will not give rise to any claim against or liability of the Issuer or the Trustee. The Company shall have the sole right and duty to assume, and shall assume, the defense thereof, with counsel acceptable to the person on behalf of which the Company undertakes a defense, with full power to litigate, compromise or settle the same in its sole discretion.

         Section 8.7 Issuer Fees and Expenses; Indemnification of the Issuer and the Trustee. The Company shall pay a one-time issuance fee of $6,250.00 to the Issuer prior to or contemporaneously with the making of the loan hereunder. In addition, the Company shall pay, within 10 days of demand therefor, the reasonable fees and expenses of the Issuer related to the Project, or incurred by the Issuer in performing or enforcing the provisions of this Agreement or the Indenture.

         (a) The Issuer and its members, officers, agents and employees (hereinafter, the "Indemnified Persons") shall not be liable to the Company for any reason. The Company shall indemnify and hold the Issuer and the Indemnified Persons harmless from any loss, expense (including reasonable counsel fees), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from, or in any way connected with:

                  (i)      the  financing,  installation,   operation,  use,  or
                           maintenance of the Project,

                  (ii) any act, failure to act, or misrepresentation by any person, firm, corporation or governmental agency, including the Issuer, in connection with the issuance, sale, remarketing or delivery of the Bonds,

                  (iii) any act, failure to act, or misrepresentation by the Issuer in connection with this Agreement or any other document involving the Issuer in this matter, or

                  (iv) the selection and appointment of firms providing services to the Bond transaction.

If any suit, action or proceeding is brought against the Issuer or any Indemnified Person, that action or proceeding shall be defended by counsel to the Issuer or the Company, as the Issuer shall determine. If the defense is by counsel to the Issuer, which is the Attorney General of the State, or which may in some instances be private, retained counsel, the Company shall indemnify the Issuer and Indemnified Persons for the reasonable cost of that defense including reasonable counsel fees. If the Issuer determines that the Company shall defend the Issuer or Indemnified Person, the Company shall immediately assume the defense at its own cost. The Company shall not be liable for any settlement of any proceedings made without its consent (which consent shall not be unreasonably withheld).

         (b) The Company shall also indemnify the Issuer for all reasonable costs and expenses, including reasonable counsel fees, incurred in:

                  (i) enforcing any obligation of the Company under this Agreement or any related agreement,

                  (ii)     taking any action requested by the Company,

                  (iii) taking action required by this Agreement or any related agreement, or

                  (iv) taking any action considered necessary by the Issuer and which is authorized by this Agreement or any related agreement.

         (c) The obligations of the Company under this Section shall survive any assignment or termination of this Agreement.

         (d) The Company shall not be obligated to indemnify the Issuer or any Indemnified Person under subsection (a), if a court with competent jurisdiction finds that the liability in question was caused by the willful misconduct or gross negligence of the Issuer or the involved Indemnified
Person(s), unless the court determines that, despite the adjudication of liability but in view of all circumstances of the case, the Issuer or the Indemnified Person(s) is (are) fairly and reasonably entitled to indemnity for the expenses which the court considers proper.

         (e) The Company shall indemnify and hold the Trustee harmless against any loss, liability, damages, costs, claims, demands, suits and expenses, including reasonable attorneys' fees and settlement costs incurred without breach of the required standard of care set forth in the Indenture arising out of or in connection with claims or actions taken under or pursuant to the Indenture or arising from or in connection with the Project or the financing, installation or use thereof, or the acceptance or administration of the Bond Documents or the trusts thereunder or the performanceof duties under the Bond Documents, including the costs and expenses of defense including counsel selected by the Trustee against any such claim or action or liability. The Company agrees not to assert any claim or institute any action or suit against the Trustee or its employees arising from or in connection with any investment of funds made by the Trustee in good faith as directed by a Company Representative. Notwithstanding anything to the contrary in this Agreement, the Company expressly acknowledges and agrees that the obligations and liabilities of the Company as set forth in this Section 8.7 shall survive the resignation or removal of the Trustee.

         Section 8.8 Compliance with Laws. The Company agrees to comply with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction over the Project during the Company's operation of the Project.

         Section 8.9 Non-Arbitrage Covenant.

         (a) The Company and the Issuer covenant that they will (i) not take, or fail to take, any action or make any investment or use of the proceeds of the Bonds that would cause the Bonds to be "arbitrage bonds" within the meaning of Section 148 of the Code and (ii) comply with the requirements of
Section 148 of the Code.

         (b) In the event that all of the proceeds of the Bonds, including the investment proceeds thereof, are not expended by the date which is six (6) months following the Issue Date, or if for any other reason a rebate is payable to the United States pursuant to Section 148 of the Code, the Company shall calculate, or cause to be calculated, the Rebate Amount (as defined in the Indenture). The Company agrees to pay the amount so calculated, together with supporting documentation, to the Trustee so as to permit the Trustee to pay such rebate to the United States at the times required by the Code. The amount paid by the Company to the Trustee shall be deposited into the Rebate Fund. The Company shall maintain or cause to be maintained records of the determinations of the rebate, if any, pursuant to this Section 8.9(b) until six (6) years after the retirement of the Bonds. This Section 8.9(b) shall be construed in accordance with Section 148(f) of the Code, including, without limitation, any applicable tax regulations promulgated under the Code. Nothing contained in this Agreement or in the Indenture shall be interpreted or construed to require the Issuer to pay any applicable rebate, such obligation being the sole responsibility of the Company. The Company shall pay all fees, costs and expenses associated with calculation of the Rebate Amount (as defined in the Indenture) and upon request from the Issuer provide the Issuer with a copy of such calculation.

         Section 8.10 Notice of Determination of Taxability. Promptly after the Company first becomes aware of any Determination of Taxability or an event that could trigger a Determination of Taxability, the Company shall give written notice thereof to the Issuer, the Remarketing Agent and the Trustee.

         Section 8.11 No Purchase of Bonds by Company or Issuer. During the time a Credit Facility is in effect neither the Company, the Issuer nor any affiliates of any of them shall purchase any of the Bonds from the Remarketing Agent except under the circumstances under which the Remarketing Agent may remarket Bonds to the Company or the Issuer as provided in Section 2.7(d) of the Indenture.

         Section 8.12 Maintenance of Corporate Existence. So long as a Credit Facility is in effect the Company agrees that it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, except either with the consent of the Credit Issuer or as provided in the Credit Agreement; if a Credit Facility is not in effect, the Company agrees that it will continue to be a corporation either organized under the laws of or duly qualified to do business as a foreign corporation in the State, will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it; provided, that the Company may, without violating the foregoing, consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another such corporation (and thereafter dissolve or not dissolve, as the Company may elect) if the corporation surviving such merger or resulting from such consolidation, or the corporation to which all or substantially all of the assets of the Company are transferred, as the case may be:

                  (i) is a corporation organized under the laws of the United States of America, or any state, district or territory thereof, and qualified to do business in the State;

                  (ii)     shall   expressly  in  writing   assume  all  of  the
         obligations of the Company contained in this Agreement;

                  (iii) has a consolidated tangible net worth (after giving effect to such consolidation, merger or transfer) of not less than the consolidated tangible net worth of the Company and its consolidated subsidiaries immediately prior to such consolidation, merger or transfer; and

                  (iv) provided that no Event of Default has occurred and is continuing hereunder.

The term "consolidated tangible net worth," as used in this Section, shall mean the difference obtained by subtracting total consolidated liabilities (not including as a liability any capital or surplus item) from total consolidated tangible assets of the Company and all of its consolidated
subsidiaries,   computed  in  accordance  with  generally  accepted   accounting
principles. Prior to any such consolidation, merger or transfer the Trustee shall be furnished a certificate from the chief financial officer of the Company or his/her deputy stating that in the opinion of such officer none of the covenants in this Agreement will be violated as a result of said consolidation, merger or transfer.

         Section 8.13 Company Approval of Indenture. The Company understands that the Issuer will, pursuant to the Indenture and as security for the payment of the principal of, premium, if any, and the interest on the Bonds, assign and pledge to the Trustee, and create a security interest in favor of the Trustee in certain of its rights, title and interest in and to this Agreement (including all payments hereunder) reserving, however, the Reserved Rights; and the Company hereby agrees and consents to such assignment and pledge. The Company acknowledges that it has received a copy of the Indenture for its examination and review. By its execution of this Agreement, the Company acknowledges that it has approved, has agreed to and is bound by the provisions of the Indenture. The Company agrees that the Trustee shall be entitled to enforce and to benefit from the terms and conditions of this Agreement that relate to it notwithstanding the fact that it is not a signatory hereto.

         Section 8.14 Duties and Obligations. The Company covenants and agrees that it will fully and faithfully perform all the duties and obligations that the Issuer has covenanted and agreed in the Indenture to cause the Company to perform and any duties and obligations that the Company is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer that by its nature cannot be delegated or assigned.

         Section 8.15 Notice of Certain Acquisitions of Control. The Company hereby covenants to provide or cause to be provided written notice to the Trustee, the Remarketing Agent, and the Holders thirty days prior, where reasonable, and not more than thirty days subsequent to the consummation of any transaction that would result in the Company controlling or being controlled by the Credit Issuer. The Company acknowledges that the foregoing sentence supersedes any exemptions from the continuing disclosure requirement pursuant to Rule 15c2-12(b)(5) of the Securities Exchange Act of 1934.

                                   ARTICLE IX
                           ASSIGNMENT, LEASE AND SALE

         Section 9.1 Restrictions on Transfer of Issuer's Rights. The Issuer agrees that, except for the assignment of its rights under this Agreement to the Trustee pursuant to the Indenture, it will not during the term of this Agreement sell, assign, transfer or convey its interests in this Agreement except as provided in Section 9.2.

         Section 9.2 Assignment by the Issuer. It is understood, agreed and acknowledged that the Issuer, as security for payment of the principal of and premium, if any, and interest on the Bonds, will assign to the Trustee pursuant to the Indenture, among other things, certain of its rights, title and interests in and to this Agreement (reserving its rights, however, pursuant to sections of this

Agreement providing that notices, reports and other statements be given to the Issuer and that consents be obtained from the Issuer and also reserving its rights to reimbursement and payment of costs and expenses under Sections 5.2(b) and (c), its right of access under Section 8.1, and its rights to indemnification and non-liability under Sections 8.6, 8.7, 12.6 and 12.7, all of this Agreement). The Company consents to such assignment and agrees that the Trustee shall be entitled to enforce this Agreement directly against the Company as a third party beneficiary hereof.

         Section 9.3 Assignment of Agreement by the Company or Lease or Sale of Project. With the prior written consent of the Issuer, the Trustee and the Credit Issuer, if any, (a) all or a portion of the rights, duties and obligations of the Company under this Agreement may be assigned by the Company and (b) the Project may be leased or sold as a whole or in part by the Company. Upon the assignment of all of the Company's rights, duties and obligations under this Agreement or the lease or sale of the Project as a whole, the Trustee may execute a release of the Company from its obligations hereunder and all references to the "Company" in this Agreement, the Indenture and the Bonds shall mean the assignee, lessee or purchaser if (i) such assignee, lessee or purchaser assumes the Company's obligations hereunder in writing, (ii) the release of the Company from its obligations hereunder will not cause interest on the Bonds to be includable in the gross income of the Holders thereof for purposes of federal income taxation, and (iii) the Credit Issuer consents in writing to such release (or, if no Credit Facility is in effect at the time of such assignment, lease or sale, the Holders of a majority in aggregate principal amount of the Bonds then Outstanding consent in writing to such release). Prior to any assignment, lease or sale pursuant to this Section, the Company shall have caused to be delivered to the Issuer, the Trustee and the Credit Issuer, if any, an opinion of Bond Counsel, satisfactory in form and substance to each of them, to the effect that such assignment, lease or sale (and release, if applicable) will not cause interest on the Bonds to be includable in the gross income of the Holders thereof for purposes of federal income taxation.

         Section 9.4 Assumption of Agreement by Purchaser of Project Upon Foreclosure.

         With the prior written consent of the Issuer and the Trustee, any Person who purchases the Project upon foreclosure by the Credit Issuer may assume the Company's rights, duties and obligations hereunder by delivering to the Issuer and the Trustee, (a) a written assumption of such rights, duties and obligations satisfactory in form and substance to the Issuer and the Trustee, and (b) an opinion of Bond Counsel, satisfactory in form and substance to the Issuer and the Trustee, to the effect that such assumption will not cause interest on the Bonds to be includable in the gross income of the Holders thereof for purposes of federal income taxation. From and after the date of such assumption, the Company shall be deemed to be released from its rights, duties and obligations hereunder and all references to the "Company" in this Agreement, the Indenture and the Bonds shall mean the Person who purchased the Project upon foreclosure.

                                    ARTICLE X
                         EVENTS OF DEFAULT AND REMEDIES

         Section 10.1 Events of Default Defined. The term "Event of Default" shall mean any one or more of the following events:

         (a) Failure by the Company to make any payments required to be paid pursuant to Section 5.2(a) or to pay the Purchase Price of Bonds as required pursuant to Section 5.2(d) herein;

         (b)      The occurrence of an Event of Default under the Indenture;

         (c) Any representation by or on behalf of the Company contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement or the Indenture proves false or misleading in any material respect as of the date of the making or furnishing thereof;

         (d) Failure by the Company to observe or perform any of its other covenants, conditions, payments or agreements under this Agreement for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee;

         (e) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, assignee, sequestrator, trustee, liquidator or similar official of the Company or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other federal or state law relating to bankruptcy, insolvency, reorganization, arrangement, winding-up or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against the Company in an involuntary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

         (f) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, arrangement, dissolution, winding-up or composition or adjustment of debts of the Company, (ii) the appointment of a trustee, receiver, custodian, assignee, sequestrator, liquidator or similar official of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, arrangement, winding-up or composition or adjustment of debts and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 days from the commencement of such proceeding or case or the date of such order, judgment or decree, or an order for relief against the Company shall be entered in an involuntary case under the Bankruptcy Code.

         Section 10.2 Remedies on Default. Upon the occurrence of an Event of Default under this Agreement, the Trustee, as assignee of the Issuer, but only if acceleration of the principal amount of the Bonds has been declared pursuant to Section 6.2 of the Indenture, shall take any one or more of the following remedial steps:

         (a) By written notice declare all payments hereunder immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Company.

         (b) Take whatever other action at law or in equity may appear necessary or desirable to collect the amounts payable pursuant hereto then due and thereafter to become due or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Agreement, including the making of any drawing under the Credit Facility. In the enforcement of the remedies provided in this Section 10.2, the Issuer and the Trustee may treat all reasonable expenses of enforcement, including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Company then due and owing.

         Section 10.3 Application of Amounts Realized in Enforcement of Remedies. Any amounts collected pursuant to action taken under Section 10.2 shall be paid to the Trustee and applied in accordance with Section 6.7 of the Indenture.

         Section 10.4 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon an Event of Default under this Agreement shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

         Section 10.5 Agreement to Pay Attorneys' Fees and Expenses. Upon the occurrence of an Event of Default under this Agreement, if the Issuer or the Trustee employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Company herein contained, whether or not suit is commenced, the Company agrees that it will on demand therefor pay to the Issuer or the Trustee or any combination thereof, as the case may be, the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee.

         Section 10.6 Issuer and Company to Give Notice of Default. The Issuer and the Company severally covenant that they will, at the expense of the Company, promptly give to the Trustee, the Remarketing Agent, the Paying Agent and the Credit Issuer, and to each other, written notice of any Event of Default under this Agreement of which they shall have actual knowledge or written notice, but the Issuer shall not be liable for failing to give such notice.

                                   ARTICLE XI
                         PREPAYMENTS; PURCHASE OF BONDS

         Section 11.1 Optional Prepayments.

         (a) The Company shall have, and is hereby granted, the option to prepay the unpaid principal amount hereunder in whole, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture for the redemption of all Bonds then outstanding, upon the occurrence of any of the events set forth in Section 2.18(b) of the Indenture.

         (b) The Company shall have, and is hereby granted, the option to prepay all or any portion of the unpaid balance hereunder, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture (i) to discharge the lien thereof through the redemption, or provision for payment of redemption of all Bonds then outstanding or (ii) to effect the redemption, or provision for payment or redemption, of less than all Bonds then outstanding, pursuant to Section 2.18(a) of the Indenture.

         (c) To make a prepayment pursuant to this Section 11.1, the Company shall give written notice to the Issuer, the Trustee and the Registrar which shall specify therein (i) the date of the intended prepayment, which shall not be less than 45 days from the date any Bonds are to be redeemed from such prepayment, and (ii) the principal amount to be prepaid and the date or dates on which the prepayment is to occur. All such prepayments shall be in the amount of the unpaid amount hereunder if made pursuant to Section 11.1(a) or in the amount of an Authorized Denomination if made pursuant to Section 11.1(b) and the Company shall furnish additional funds, if necessary, to make such prepayments in such amounts. In addition, the Company shall make such additional payments as shall be necessary to pay any redemption premium on the Bonds in connection with such redemption.

         Section 11.2 Mandatory Prepayment Upon a Determination of Taxability. In the event of a Determination of Taxability, the Company shall forthwith, and in any event within 45 days of any such Determination of Taxability, pay the entire unpaid principal balance hereunder plus accrued interest thereon to the date of payment, provided, that, if the Company delivers to the Trustee the opinion of Bond Counsel described in Section 2.18(c) of the Indenture, which opinion states that interest on the Bonds will not be includable in the gross income of the owners thereof if less than all of the Bonds are redeemed, then the Company shall prepay the unpaid balance hereunder in the amount necessary to redeem the amount of Bonds stated in such opinion.

         The Company hereby agrees to give prompt written notice to the Issuer and the Trustee of (a) the occurrence of an event that gives or may give rise to a Determination of Taxability or (b) its receipt of any oral or written advice from the Internal Revenue Service that an event giving rise to a Determination of Taxability shall have occurred.

         Section 11.3 Optional Purchase of Bonds. Subject to the terms of the Indenture regarding the use of Eligible Funds, the Company may at any time, and from time to time, furnish moneys to the Remarketing Agent accompanied by a notice directing such moneys to be applied to the purchase of Bonds delivered for purchase pursuant to the terms thereof, which Bonds shall be delivered to the Trustee for cancellation in accordance with Section 2.8 of the Indenture. The Company shall deliver to the Credit Issuer a copy of any such notice.

         Section 11.4 Relative Priorities.  The obligations of the Company under
Section 11.2 shall be and remain superior to the rights, obligations and options of the Company under Section 11.1.

         Section 11.5 Prepayment to Include Fees and Expenses. Any prepayment under this Article shall also include any expenses of prepayment, as well as all expenses and costs provided for herein.

         Section 11.6      Purchase of Bonds.

         (a) In consideration of the issuance of the Bonds by the Issuer, but for the benefit of the Holders, the Company has agreed, and does hereby covenant, to cause the necessary arrangements to be made and to be thereafter continued whereby the Holders from time to time may deliver, or may be required to deliver Bonds for purchase and whereby such Bonds shall be so purchased. In furtherance of the foregoing covenant of the Company, the Issuer, at the request of the Company, has set forth in the Bonds the terms and conditions relating to the delivery of Bonds by the Holders thereof for purchase, has set forth in the Indenture the duties and responsibilities of the Remarketing Agent with respect to the purchase and remarketing of Bonds and has therein provided for the appointment of the Remarketing Agent. The Company hereby authorizes and directs the Remarketing Agent to purchase, offer, sell and deliver Bonds in accordance with the provisions of the Indenture.

         Without limiting the generality of the foregoing covenant of the Company, and in consideration of the Issuer's having set forth in the Bonds and the Indenture the aforesaid provisions, the Company covenants, for the benefit of the Holders, to provide for arrangements to pay, or cause to be paid, such amounts as shall be necessary to effect the payment of the Purchase Price of Bonds delivered for purchase, all as more particularly described in the Indenture.

         (b) Notwithstanding the provisions of Section 11.6(a), the obligations of the Company under Section 11.6(a) with respect to the purchase of Bonds shall be terminated on the date the Bonds begin to bear interest at the Fixed Rate in accordance with the Indenture.

         (c) In furtherance of the obligations of the Company under Section 11.6(a), the Company shall provide for the payment of its obligations under such
Section 11.6(a) by the delivery of the Original Credit Facility simultaneously with the original delivery of the Bonds. In order to implement such undertaking of the Company, the Issuer, at the direction of the Company, has set forth in the Indenture the terms and conditions relating to drawings under the Credit Facility to provide moneys for the purchase of Bonds. The Company hereby authorizes and directs the Trustee to draw moneys under the Credit Facility in accordance with the provisions of the Indenture to the extent necessary to provide moneys payable under Section
2.7 of the Indenture if and when due.

         (d) The Issuer shall have no obligation or responsibility, financial or otherwise, with respect to the purchase of Bonds or the making or continuation of arrangements therefor other than as expressly set forth in
Section 11.6(a), except that the Issuer shall generally cooperate with the Company and the Remarketing Agent as contemplated in Section 2.7 of the Indenture.

                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1 Amounts  Remaining in Funds.  Subject to the provisions of
Article V of the Indenture and as provided in Article IV of the Indenture, it is agreed by the parties hereto that amounts remaining in the Bond Fund, Project Fund or Bond Purchase Fund upon expiration or earlier termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and all other amounts owing under the Indenture, shall be paid to the Credit Issuer (if a Credit Facility is in effect and there is any amount then owing by the Company to the Credit Issuer) and otherwise shall belong to and be paid to the Company by the Trustee.

         Section 12.2 No Implied Waiver. In the event any provision of this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach thereunder or hereunder.

         Section 12.3 Issuer Representative. Whenever under the provisions of this Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Company, such approval shall be made or such action shall be taken by the Issuer Representative; and the Company and the Trustee shall be authorized to rely on any such approval or action.

         Section 12.4 Company Representative. Whenever under the provisions of this Agreement the approval of the Company is required or the Company is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by the Company Representative; and the Issuer, the Remarketing Agent, the Paying Agent and the Trustee shall be authorized to rely on any such approval or action.

         Section 12.5 Notices. Notice under this Agreement shall be given in accordance with Section 9.4 of the Indenture.

         Section 12.6 Issuer, Members, Directors, Officers, Agents, Attorneys and Employees of Issuer Not Liable. To the extent permitted by law, no recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained herein or in the other Bond Documents to which the Issuer is a party or for any claim based hereon or thereon or otherwise in respect hereof or thereof against the Issuer, any member, director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. No personal liability whatsoever shall attach to, or be incurred by, any member, director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Company, whether herein contained or to be implied here from as being supplemental hereto; and all personal liability of that character against every such member, director, officer, agent, attorney or employee is, by the execution of this Agreement and as a condition of, and as part of the consideration for, the execution of this Agreement, expressly waived and released.

         Notwithstanding any other provision of this Agreement, the Issuer shall not be liable to the Company or the Trustee or any other person for any failure of the Issuer to take action under this Agreement unless the Issuer (a) is requested in writing by an appropriate person to take such action, (b) is assured of payment of, or reimbursement for, any reasonable expenses in such action, and (c) is afforded, under the existing circumstances, a reasonable period to take such action. In acting under this Agreement, or in refraining from acting under this Agreement, the Issuer may conclusively rely on the advice of its counsel.

         Section 12.7 No Liability of Issuer; No Charge Against Issuer's Credit. Any obligation of the Issuer created by, arising out of, or entered into in contemplation of this Agreement, including the Bonds, shall not impose a debt or pecuniary liability upon the Issuer, the State or any political subdivision thereof or constitute a charge upon the general credit or taxing powers of any of the foregoing. The Issuer has no taxing power. Any such obligation shall be payable solely out of the revenues and any other moneys derived hereunder and under the Indenture and the Credit Facility, except (as provided in the Indenture and in this Agreement) to the extent it shall be paid out of moneys attributable to the proceeds of the Bonds or the income from the temporary investment thereof.

         The principal of, premium, if any, and interest on the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and from payments made pursuant to the Credit Facility.

         Section 12.8 If Performance Date Not a Business Day. If the last date for performance of any act or the exercising of any right, as provided in this Agreement, shall not be a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

         Section 12.9 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, and their respective successors and assigns. No assignment of this Agreement by the Company shall relieve the Company of its obligations hereunder, except in accordance with Sections 9.3 and 9.4.

         Section 12.10 Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 12.11 Amendments, Changes and Modifications. Subsequent to the issuance of the Bonds and prior to payment of the Bonds, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

         Section 12.12 Execution in Counterparts. This Agreement may be executed in several counterparts, each of which, taken together, shall be an original and all of which shall constitute but one and the same instrument.

         Section 12.13 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

             The remainder of this page is left blank intentionally.

         IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective legal names, all as of the date first above written.


                                           MICHIGAN STRATEGIC FUND


                                           By: /s/ Gordon B. Alexander
                                               ---------------------------------
                                                 Gordon B. Alexander
                                           Its:  Authorized Officer


                                           OPEN PLAN SYSTEMS, INC.


                                           By: /s/ William F. Crabtree
                                               ---------------------------------
                                                  William F. Crabtree
                                           Its:   Vice President & CFO

                                    EXHIBIT A
                                    ---------

                           DESCRIPTION OF THE PROJECT


         The Project consists of the acquisition of an approximately 5.4-acre parcel of vacant land in the Charter Township of Delta, Eaton County, Michigan, the construction thereon of an approximately 70,000 square foot manufacturing facility and related land improvements, and the acquisition and installation of machinery and equipment in such facility.

                                    EXHIBIT B
                                    ---------

                           REQUISITION AND CERTIFICATE

$__________________                                            No. _____________
                              ______________, 2000



First-Citizens Bank & Trust Company
100 East Tryon Road
Mail Drop DAC61
Raleigh, North Carolina 27603
Attention:  Corporate Trust Division

Ladies and Gentlemen:

         On behalf of Open Plan Systems, Inc. (the "Company"), I hereby requisition from the funds representing the proceeds of the sale of the Variable Rate Demand Limited Obligation Revenue Bonds (Open Plan Systems, Inc. Project) Series 2000, issued by the Michigan Strategic Fund (the "Issuer"), and dated June ___, 2000 (the "Bonds"), which funds are held by you in the Michigan Strategic Fund Variable Rate Demand Limited Obligation Revenue Bonds (Open Plan Systems, Inc. Project), Series 2000 Project Fund in accordance with the Indenture of Trust, dated as of June 1, 2000 (the "Indenture"), from the Issuer to you the sum of $_________________ to be paid to the person or persons indicated below:

              (1)      $__________________ for _________________________________
              __________________________________________________________________
              _____________________ payable to ____________________________, and

              (2)      $__________________ for _________________________________
              __________________________________________________________________
              __________________ payable to _________________________________.

         I hereby certify that (a) the obligation to make such payment was incurred by the Issuer or the Company in connection with the Acquisition (as defined in the Loan Agreement, of even date with the Indenture, between the Issuer and the Company, hereinafter referred to as the "Agreement") of the Project (referred to in the Agreement), is a proper charge against the Costs of the Project (as defined in the Agreement), and has not been the basis for any prior requisition which has been paid; (b) neither the Company nor, to the best of the Company's knowledge, the Issuer has received written notice of any lien, right to lien or attachment upon, or claim affecting the right of such payee to receive payment of, any of the money payable under this requisition to any of the persons, firms or corporations named herein, or if any notice of any such lien, attachment or claim has been received such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition; (c) this requisition contains no items representing payment on account of any retained percentages which the Issuer or the Company is entitled to retain at this date; (d) the payment of this requisition will not result in less than substantially all (95% or more) of the proceeds of the Bonds to be expended under this requisition and under all prior requisitions having been used for the acquisition and installation of real property or property of a character subject to the allowance for depreciation under the Internal Revenue Code of 1986, as amended; and (e) no "Event of Default" (as defined in the Agreement), or event which after notice or lapse of time or both would constitute such an "Event of Default" has occurred and not been waived.

         The following paragraph is to be completed when any requisition and certificate includes any item for payment for labor or to contractors, builders or materialmen.

         I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor or to contractors, builders or materialmen, including materials or supplies, in connection with the Acquisition of the Project, (i) all obligations to make such payment have been properly incurred, (ii) any such labor was actually performed and any such materials or supplies were actually furnished or installed in or about the Project and are a proper charge against the Costs of the Project, and (iii) such materials or supplies either are not subject to any lien or security interest or, if the same are so subject, such lien or security interest will be released or discharged upon payment of this requisition.


                                            ____________________________________
                                            Company Representative

Approved:
WACHOVIA BANK, N.A., as Credit Issuer


By:      ______________________________
Name:    ______________________________
Title:   ______________________________




                                       B-2